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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 15, 2004
                                 Date of Report
                        (Date of earliest event reported)


                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

              0-21428                                    13-3464527
     (Commission File Number)                 (IRS Employer Identification No.)


                           175 Derby Street, Suite 36
                     Hingham, Massachusetts            02043-5048
            (Address of principal executive offices)   (Zip Code)



                                 (781) 741-5175
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13ed-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On November 15, 2004, Occupational Health + Rehabilitation Inc issued a press release announcing its financial results for the six months ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits.

               99.1 Press release issued by Occupational Health + Rehabilitation Inc dated November 15, 2004.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 16, 2004
                                       OCCUPATIONAL HEALTH + REHABILITATION INC

                                       By: /s/ John C. Garbarino
                                           -------------------------------------
                                           John C. Garbarino
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX



Exhibit No.                                  Description
-----------                                  -----------

   99.1 Press release issued by Occupational Health + Rehabilitation Inc dated November 15, 2004.